UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

ZEROSTACK CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	98-1956033
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2626 Cole Ave, Suite 300
 Dallas, Texas, United States 75204
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (956) 923-4188

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	ZSTK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 20, 2026, ZeroStack Corp. (the "Company" or "ZeroStack") announced the closing of the private cryptocurrency financing transaction it previously announced on March 31, 2026 (the "Financing") following shareholder approval of "Proposal 6 - Approval of the Continuance Proposal" set forth in the proxy statement/prospectus (the "Proxy Statement/Prospectus") for the 2026 Annual and Special Meeting of Shareholders (the "Meeting").

Investors in the Financing contributed an aggregate of 142,232,948 native tokens of the Zero Gravity (0G) blockchain (the "0G Tokens") to Texas Blocker Corp. ("Texas Blocker"), a Texas corporation formed by ZeroStack to facilitate the Financing (the "Contribution"), in exchange for an aggregate of 9,104,614 shares of common stock of Texas Blocker (the "Blocker Shares"), which were exchanged on a one-for-one basis for common shares of the Company (the "Common Shares") (the "Exchange").

Concurrent with the closing of the Exchange, Texas Blocker became a wholly-owned subsidiary of ZeroStack and ZeroStack acquired the 142,232,948 0G Tokens Contributed to Texas Blocker in connection with the Financing.

Mr. Michael Heinrich, the Executive Chairman of the Company's board of directors, is the Chief Executive Officer of Zero Gravity Labs Inc. which was an investor in the Contribution and held 4,608,684 Blocker Shares, representing 50.6% of the issued and outstanding Blocker Shares prior to the Exchange. Concurrent with the closing of the Exchange, Zero Gravity received 4,608,864 Common Shares.

The foregoing description of the terms of the Financing does not purport to be complete and is qualified in its entirety by reference to the Company's Current Report on Form 8-K filed on March 31, 2026 including the exhibits filed thereto, which description and text are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZEROSTACK CORP.

Date: July 23, 2026	By:	/s/ Dany Vaiman
	Name:	Dany Vaiman
	Title:	Chief Financial Officer